                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-SL3                            EXHIBIT 99.8
--------------------------------------------------------------------------------
                              ABS New Transaction

                            Computational Materials

                          $[359,443,000] (approximate)
                     Merrill Lynch Mortgage Investors, Inc.
                    Mortgage Loan Asset-Backed Certificates,
                                Series 2005-SL3

                      Merrill Lynch Mortgage Lending, Inc.
                                     Seller

                     Merrill Lynch Mortgage Investors, Inc.
                                   Depositor

                          Wilshire Credit Corporation
                                    Servicer

                                    ABN AMRO
                                    Trustee

                               October [27], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            SERIES 2005-SL3
--------------------------------------------------------------------------------


                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit th e identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.



         MLMI 2005-SL3
             TOTAL

Total Number of Loans                              8,126
Total Loan Balance                           375,991,445
Average Loan Balance                              46,270
WA CLTV (w/o Silent Seconds)                      97.23%
WAC                                                9.85%
WA FICO                                              672
WALA                                                   5
WAM                                                  226
Fxd Rate                                           0.00%
IOs                                                0.00%
MH                                                 0.00%
1st Lien                                           0.00%
2nd Lien                                         100.00%
Occupancy--OO                                     94.37%
Doc Type--Full/Alternative                        43.81%
Stated Doc                                        42.83%
Cash Out Refi                                     15.38%
Purchase                                          79.47%


Loans with silent seconds :
% of Portfolio w/ SS                               0.00%
$ amount                                               -
# of First Liens w/  SS                                -

CLTV of Total Portfolo                            97.23%
(that includes silent 2nds)

California                                        27.82%
Prepay Penalties                                  30.03%
Pre-Funding Balance
Expected Final Pool



Mortgage Rates
---------------------------------------------------------

Mortgage Rates                    Balance        %
4.500% to 4.999%                   $113,969        0.03%
---------------------------------------------------------
5.000% to 5.499%                    636,439         0.17
---------------------------------------------------------
5.500% to 5.999%                  2,270,112          0.6
---------------------------------------------------------
6.000% to 6.499%                  4,399,297         1.17
---------------------------------------------------------
6.500% to 6.999%                  7,820,881         2.08
---------------------------------------------------------
7.000% to 7.499%                  9,197,470         2.45
---------------------------------------------------------
7.500% to 7.999%                 13,471,841         3.58
---------------------------------------------------------
8.000% to 8.499%                 18,482,228         4.92
---------------------------------------------------------
8.500% to 8.999%                 25,774,866         6.86
---------------------------------------------------------
9.000% to 9.499%                 32,979,316         8.77
---------------------------------------------------------
9.500% to 9.999%                 98,488,618        26.19
---------------------------------------------------------
10.000% to 10.499%               39,099,443         10.4
---------------------------------------------------------
10.500% to 10.999%               75,286,118        20.02
---------------------------------------------------------
11.000% to 11.499%               17,187,356         4.57
---------------------------------------------------------
11.500% to 11.999%               14,454,549         3.84
---------------------------------------------------------
12.000% to 12.499%                7,081,450         1.88
---------------------------------------------------------
12.500% to 12.999%                6,613,068         1.76
---------------------------------------------------------
13.000% to 13.499%                1,316,306         0.35
---------------------------------------------------------
13.500% to 13.999%                  494,735         0.13
---------------------------------------------------------
14.000% to 14.499%                  195,053         0.05
---------------------------------------------------------
14.500% to 14.999%                  322,193         0.09
---------------------------------------------------------
15.000% to 15.499%                  295,265         0.08
---------------------------------------------------------
16.500% to 16.999%                   10,872            0
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

CLTV without Silent Seconds
---------------------------------------------------------

CLTV without Silent Seconds       Balance        %
---------------------------------------------------------
10.01% to 20.00%                    $19,931        0.01%
---------------------------------------------------------
30.01% to 40.00%                    128,940         0.03
---------------------------------------------------------
40.01% to 50.00%                    417,590         0.11
---------------------------------------------------------
50.01% to 55.00%                    184,204         0.05
---------------------------------------------------------
55.01% to 60.00%                    419,079         0.11
---------------------------------------------------------
60.01% to 65.00%                    756,028          0.2
---------------------------------------------------------
65.01% to 70.00%                  1,199,720         0.32
---------------------------------------------------------
70.01% to 75.00%                  1,814,161         0.48
---------------------------------------------------------
75.01% to 80.00%                  6,003,869          1.6
---------------------------------------------------------
80.01% to 85.00%                  4,219,199         1.12
---------------------------------------------------------
85.01% to 90.00%                 27,627,943         7.35
---------------------------------------------------------
90.01% to 95.00%                 39,297,769        10.45
---------------------------------------------------------
95.01% to 100.00%               293,903,012        78.17
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Credit Scores
---------------------------------------------------------
Credit Scores                     Balance        %
---------------------------------------------------------
580 to 599                       10,395,583       0.0276
---------------------------------------------------------
600 to 619                       43,079,390        11.46
---------------------------------------------------------
620 to 639                       61,220,565        16.28
---------------------------------------------------------
640 to 659                       57,675,992        15.34
---------------------------------------------------------
660 to 679                       53,721,867        14.29
---------------------------------------------------------
680 to 699                       44,461,198        11.83
---------------------------------------------------------
700 to 719                       34,477,263         9.17
---------------------------------------------------------
720 to 739                       26,876,937         7.15
---------------------------------------------------------
740 to 759                       21,263,629         5.66
---------------------------------------------------------
760 >=                           22,819,021         6.07
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------


DTI
---------------------------------------------------------

DTI                               Balance        %
---------------------------------------------------------
0.00% or less                   $13,210,405        3.51%
---------------------------------------------------------
0.01% to 5.00%                      352,033         0.09
---------------------------------------------------------
5.01% to 10.00%                   2,199,184         0.58
---------------------------------------------------------
10.01% to 15.00%                  4,487,091         1.19
---------------------------------------------------------
15.01% to 20.00%                  6,817,961         1.81
---------------------------------------------------------
20.01% to 25.00%                 15,044,663            4
---------------------------------------------------------
25.01% to 30.00%                 20,726,382         5.51
---------------------------------------------------------
30.01% to 35.00%                 34,994,856         9.31
---------------------------------------------------------
35.01% to 40.00%                 61,759,903        16.43
---------------------------------------------------------
40.01% to 45.00%                113,568,148         30.2
---------------------------------------------------------
45.01% to 50.00%                 72,899,262        19.39
---------------------------------------------------------
50.01% to 55.00%                 25,594,260         6.81
---------------------------------------------------------
55.01% to 60.00%                  4,240,011         1.13
---------------------------------------------------------
60.01% to 65.00%                     97,286         0.03
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Loan Balance
---------------------------------------------------------

Loan Balance                      Balance        %
---------------------------------------------------------
$50,000 or less                $162,072,575       43.11%
---------------------------------------------------------
$50,001 to $100,000             153,023,448         40.7
---------------------------------------------------------
$100,001 to $150,000             49,566,986        13.18
---------------------------------------------------------
$150,001 to $200,000              8,373,630         2.23
---------------------------------------------------------
$200,001 to $250,000              2,455,743         0.65
---------------------------------------------------------
$450,001 to $500,000                499,061         0.13
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Occupancy
---------------------------------------------------------
Occupancy                         Balance        %
---------------------------------------------------------
Primary                        $354,828,174       94.37%
---------------------------------------------------------
Investment                       18,997,626         5.05
---------------------------------------------------------
Second Home                       2,165,645         0.58
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Original Term
---------------------------------------------------------
Original Term                     Balance        %
---------------------------------------------------------
116 to 120                         $149,482        0.04%
---------------------------------------------------------
176 to 180                     $265,625,279     7065.00%
---------------------------------------------------------
236 to 240                        5,110,095         1.36
---------------------------------------------------------
356 to 360                      105,106,588        27.95
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Loan Purpose
---------------------------------------------------------
Loan Purpose                      Balance        %
---------------------------------------------------------
Purchase                       $298,787,458       79.47%
---------------------------------------------------------
Refinance - Rate Term            19,373,384         5.15
---------------------------------------------------------
Refinance - Cashout              57,830,603        15.38
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Product Type

Product Type
---------------------------------------------------------
Product Type                      Balance        %
---------------------------------------------------------
Fixed Rate                     $375,991,445      100.00%
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Occupancy
---------------------------------------------------------
Occupancy                         Balance        %
---------------------------------------------------------
Primary                        $354,828,174       94.37%
---------------------------------------------------------
Second Home                       2,165,645         0.58
---------------------------------------------------------
Investment                       18,997,626         5.05
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Loan Type
---------------------------------------------------------
Loan Type                         Balance        %
---------------------------------------------------------
Fixed Rate                     $375,991,445      100.00%
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Interest Only Term
---------------------------------------------------------
Interest Only Term                Balance        %
---------------------------------------------------------
Non IO                         $375,991,445      100.00%
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------


Hybrid Types
---------------------------------------------------------
Hybrid Types                      Balance        %
---------------------------------------------------------
Fixed - 10 Year                    $149,482        0.04%
---------------------------------------------------------
Fixed - 15 Year                  11,344,876         3.02
---------------------------------------------------------
Fixed - 20 Year                   5,110,095         1.36
---------------------------------------------------------
Fixed - 30 Year                 105,106,588        27.95
---------------------------------------------------------
Balloon Loans                   254,196,557        67.61
---------------------------------------------------------
B15/25                               83,846         0.02
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Property Type
---------------------------------------------------------
Property Type                     Balance        %
---------------------------------------------------------
Single Family Detached         $135,133,344       35.94%
---------------------------------------------------------
Single Family Residence         106,000,615        28.19
---------------------------------------------------------
Planned Unit Development         59,034,844         15.7
---------------------------------------------------------
2-4 Family                       38,629,224        10.27
---------------------------------------------------------
Condo                            32,050,548         8.52
---------------------------------------------------------
Single Family Attached            4,269,437         1.14
---------------------------------------------------------
Townhouse                           873,434         0.23
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Documentation
---------------------------------------------------------
Option One                      Balance          %
---------------------------------------------------------
Full Documentation              $77,650,395       20.65%
---------------------------------------------------------
Stated Income                    28,607,027         7.61
---------------------------------------------------------
Lite Documentation                   59,098         0.02
---------------------------------------------------------
Sub-Total:                     $106,316,520       28.28%
---------------------------------------------------------
---------------------------------------------------------
Accredited Underwriting Guidelines
---------------------------------------------------------
Stated Income                   $41,117,406       10.94%
---------------------------------------------------------
Full Documentation               22,424,979         5.96
---------------------------------------------------------
Alternative Documentation         4,830,497         1.28
---------------------------------------------------------
Lite Documentation                   39,047         0.01
---------------------------------------------------------
Sub-Total:                      $68,411,929       18.20%
---------------------------------------------------------
---------------------------------------------------------
Acoustic Underwriting Guidelines
---------------------------------------------------------
Stated Income                   $44,079,489       11.72%
---------------------------------------------------------
Full Documentation               13,244,792         3.52
---------------------------------------------------------
Limited Documentation             4,075,718         1.08
---------------------------------------------------------
Sub-Total:                      $61,399,999       16.33%
---------------------------------------------------------
---------------------------------------------------------
Other Underwriting Guidelines
---------------------------------------------------------
Full Documentation              $53,939,094       14.35%
---------------------------------------------------------
Stated Income                    64,205,482        17.08
---------------------------------------------------------
Other Documentation              21,718,420         5.78
---------------------------------------------------------
---------------------------------------------------------
Sub-Total:                     $139,862,996       37.20%
---------------------------------------------------------
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Lien
---------------------------------------------------------
Lien                              Balance        %
---------------------------------------------------------
2nd Lien                       $375,991,445      100.00%
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Mortgage Insurance
---------------------------------------------------------
Mortgage Insurance                Balance        %
---------------------------------------------------------
No Insurance                    $375,991,445     100.00%
---------------------------------------------------------
Total:                          $375,991,445     100.00%
---------------------------------------------------------

Originators
---------------------------------------------------------
Originators                       Balance        %
---------------------------------------------------------
OPTION ONE                     $106,316,520      100.00%
---------------------------------------------------------
ACCREDITED                      $68,411,929
---------------------------------------------------------
ACOUSTIC                        $61,399,999
---------------------------------------------------------
Other                          $139,862,996
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

Servicers
---------------------------------------------------------
Servicers                         Balance        %
---------------------------------------------------------
WILSHIRE                       $375,991,445      100.00%
---------------------------------------------------------
Total:                         $375,991,445      100.00%
---------------------------------------------------------

State
---------------------------------------------------------
State                             Balance         %
---------------------------------------------------------
Alabama                          $2,358,832        0.63%
---------------------------------------------------------
Alaska                            1,197,902         0.32
---------------------------------------------------------
Arizona                          13,676,154         3.64
---------------------------------------------------------
Arkansas                             77,684         0.02
---------------------------------------------------------
California                      104,601,660        27.82
---------------------------------------------------------
Colorado                         12,610,098         3.35
---------------------------------------------------------
Connecticut                       6,495,155         1.73
---------------------------------------------------------
Delaware                            839,401         0.22
---------------------------------------------------------
District of Columbia                897,491         0.24
---------------------------------------------------------
Florida                          29,572,619         7.87
---------------------------------------------------------
Georgia                           8,708,854         2.32
---------------------------------------------------------
Hawaii                            1,505,592          0.4
---------------------------------------------------------
Idaho                             1,599,230         0.43
---------------------------------------------------------
Illinois                         13,913,323          3.7
---------------------------------------------------------
Indiana                           2,381,904         0.63
---------------------------------------------------------
Iowa                                563,659         0.15
---------------------------------------------------------
Kansas                              846,838         0.23
---------------------------------------------------------
Kentucky                          2,121,116         0.56
---------------------------------------------------------
Louisiana                         2,593,424         0.69
---------------------------------------------------------
Maine                             1,299,738         0.35
---------------------------------------------------------
Maryland                         11,655,653          3.1
---------------------------------------------------------
Massachusetts                    15,092,983         4.01
---------------------------------------------------------
Michigan                         14,357,184         3.82
---------------------------------------------------------
Minnesota                         4,122,321          1.1
---------------------------------------------------------
Mississippi                         471,720         0.13
---------------------------------------------------------
Missouri                          4,427,488         1.18
---------------------------------------------------------
Montana                             249,358         0.07
---------------------------------------------------------
Nebraska                            524,826         0.14
---------------------------------------------------------
Nevada                            9,059,677         2.41
---------------------------------------------------------
New Hampshire                     2,384,107         0.63
---------------------------------------------------------
New Jersey                        6,614,205         1.76
---------------------------------------------------------
New Mexico                          502,465         0.13
---------------------------------------------------------
New York                         18,314,192         4.87
---------------------------------------------------------
North Carolina                    5,264,862          1.4
---------------------------------------------------------
North Dakota                        148,686         0.04
---------------------------------------------------------
Ohio                              5,736,801         1.53
---------------------------------------------------------
Oklahoma                          1,013,375         0.27
---------------------------------------------------------
Oregon                            6,130,800         1.63
---------------------------------------------------------
Pennsylvania                      4,902,097          1.3
---------------------------------------------------------
Rhode Island                      3,602,015         0.96
---------------------------------------------------------
South Carolina                    2,353,263         0.63
---------------------------------------------------------
South Dakota                         55,777         0.01
---------------------------------------------------------
Tennessee                         3,578,788         0.95
---------------------------------------------------------
Texas                            14,809,274         3.94
---------------------------------------------------------
Utah                              3,334,875         0.89
---------------------------------------------------------
Vermont                             512,318         0.14
---------------------------------------------------------
Virginia                         13,098,524         3.48
---------------------------------------------------------
Washington                       11,347,404         3.02
---------------------------------------------------------
West Virginia                       354,814         0.09
---------------------------------------------------------
Wisconsin                         2,890,864         0.77
---------------------------------------------------------
Wyoming                           1,220,054         0.32
---------------------------------------------------------
Total:                          $375,991,445     100.00%
---------------------------------------------------------